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                                                                   EXHIBIT 10.59

                            AMENDMENT NO. 1 TO LEASE

         THIS AMENDMENT NO. 1 TO LEASE, entered into this 31st day of March, 1996, by and between 3401 ASSOCIATES, L.P., as Lessor, and UNIPHY HEALTHCARE, INC., as Lessee.

                              W I T N E S S E T H:

         WHEREAS, Lessor and Lessee entered into a Lease Agreement (the "Lease"), dated ___________________, 1996, for a total of 2,190 square feet of rentable floor area known as Suite 380 (the "Premises") in the 3401 West End Office Building (the "Building"); and

         WHEREAS, Lessor and Lessee desire to enter into this Amendment No. 1 to Lease for the purposes of amending the Lease.

         NOW, THEREFORE, in consideration of the premises and the rent as stipulated and of the mutual covenants, it is agreed and understood between the parties hereto that said Lease shall be amended as follows:

         1. Notwithstanding the provisions of Section 34 of the Lease or any other provision of the Lease, Lessee shall have the right to assign or sublease the Premises to the Guarantor without the consent of the Lessor. Upon such assignment to the Guarantor, the Lessee shall notify the Lessor of such assignment but such notification shall not give Lessor the rights set forth in
               Section 34 of the Lease. Assignment by the Lessee to the Guarantor shall relieve Lessee of any obligation under the Lease.

         2. Capitalized terms not defined herein shall have the same meaning ascribed to such terms in the Lease. The Lease, except as herein amended, shall remain in full force and effect and otherwise unchanged.


LESSOR:                                     LESSEE:

3401 ASSOCIATES, L.P., ACTING BY            UNIPHY HEALTHCARE, INC.
AND THROUGH EAKIN & SMITH, INC. ITS
PROPERTY MANAGER

By:                                         By:
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Title:                                      Title:
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Date:                                       Date:
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